Events After the Balance Sheet Date	12 Months Ended
Dec. 31, 2024
Events after the Balance Sheet Date [Abstract]
Events after the balance sheet date

31. Events after the balance sheet date

On March 4, 2025, Altamira Therapeutics AG (“ATAG”), a wholly owned subsidiary of Altamira Therapeutics Ltd., and Altamira Medica AG (“Medica”), an associate company, agreed to amend their framework agreement (the “Framework Agreement”), under which ATAG was entitled to receive, in connection with present and future licensing of rights in and to Bentrio by Medica to third parties, an amount equal to 25% of any and all cash or non-cash gross proceeds received by Medica from such third parties in all territories (the “Licensing-Out Revenues”). With the amendment, ATAG waived its entitlement to receive 25% of the future Licensing-Out Revenues under the Framework Agreement. The Company’s entitlement to receive 25% of all proceeds of the co-owner of Medica (the “Majority Owner”) from the sale, transfer or other disposal to a third party in excess of the Majority Owner’s total cash contribution, remained unchanged.

On April 3, 2025, ATAG entered into a mandatory convertible loan agreement with a private investor (the “ATAG Loan”). The ATAG Loan of CHF 0.3 million carries interest at the rate of 5% per annum and is to mature in twelve months. It will be converted into ATAG shares upon ATAG completing a financing round with outside investors (the “ATAG Financing Round”), with the conversion price to be set 10% below the issue price for ATAG shares issued in the ATAG Financing Round.